Exhibit 99.1
CHURCHILL DOWNS INCORPORATED
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
The following unaudited pro forma condensed consolidated financial information and related notes are based upon and should be read in conjunction with the historical consolidated financial statements and related notes of Churchill Downs Incorporated (the "Company") included in the Company’s Form 10-Q for the period ended September 30, 2017 and Form 10-K for the year ended December 31, 2016.
On November 29, 2017, the Company announced that it had entered into a definitive agreement (the "Purchase Agreement") to sell its mobile gaming subsidiary, Big Fish Games, Inc. ("Big Fish") to Aristocrat Technologies, Inc. ("Aristocrat"), an indirect, wholly owned subsidiary of Aristocrat Leisure Limited, an Australian corporation, in an all-cash deal for US$990 million to be paid at closing (subject to adjustment at closing for working capital and indebtedness and certain other adjustments as set forth in the Purchase Agreement) (the "Transaction").
The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2017, and the years ended December 31, 2016, 2015 and 2014 give effect to the Transaction as if it were consummated on January 1, 2014.
The unaudited pro forma condensed consolidated balance sheet presents the financial position of the Company as if the Transaction was consummated on September 30, 2017.
The unaudited pro forma condensed consolidated financial information has been prepared based upon currently available information and assumptions that are deemed appropriate by the Company’s management. The pro forma information is for informational purposes only and is not intended to be indicative of what actual results would have been, nor does such data purport to represent the consolidated financial results of the Company for future periods. The pro forma adjustments are described in the accompanying notes to the unaudited pro forma condensed consolidated financial information.
The unaudited pro forma condensed consolidated financial information of the Company are prepared in accordance with Article 11 of Regulation S-X.

CHURCHILL DOWNS INCORPORATED
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(Unaudited)

(in millions, except per common share data)	As Reported (a)	Pro Forma Adjustments		Pro Forma
Net revenue:
Racing	$228.0	$—		$228.0
Casinos	263.3	—		263.3
TwinSpires	198.4	—		198.4
Big Fish Games	342.5	(342.5)	(b)	—
Other Investments	14.0	—		14.0
Total net revenue	1,046.2	(342.5)		703.7
Operating expense:
Racing	153.7	—		153.7
Casinos	185.5	—		185.5
TwinSpires	130.6	—		130.6
Big Fish Games	271.5	(271.5)	(b)	—
Other Investments	13.1	—		13.1
Corporate	1.8	(0.3)	(b)	1.5
Selling, general and administrative expense	77.6	(18.4)	(b)	59.2
Research and development	29.9	(29.9)	(b)	—
Calder exit costs	0.8	—		0.8
Acquisition expense, net	1.7	(0.6)	(b)	1.1
Total operating expense	866.2	(320.7)		545.5
Operating income	180.0	(21.8)		158.2
Other income (expense):
Interest expense	(36.0)	—		(36.0)
Equity in income of unconsolidated investments	22.7	—		22.7
Miscellaneous, net	(0.8)	1.6	(b)	0.8
Total other income (expense)	(14.1)	1.6		(12.5)
Income from operations before provision for income taxes	165.9	(20.2)		145.7
Income tax provision	(63.6)	7.5	(c)	(56.1)
Net income	$102.3	$(12.7)		$89.6

Net income per common share data:
Basic net income	$6.43			$5.63
Diluted net income	$6.32			$5.54

Weighted average shares outstanding:
Basic	15.9			15.9
Diluted	16.2			16.2

See accompanying notes to unaudited pro forma condensed consolidated financial information.

CHURCHILL DOWNS INCORPORATED
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2016
(Unaudited)

(in millions, except per common share data)	As Reported (a)	Pro Forma Adjustments		Pro Forma
Net revenue:
Racing	$251.1	$—		$251.1
Casinos	332.8	—		332.8
TwinSpires	220.6	—		220.6
Big Fish Games	486.2	(486.2)	(b)	—
Other Investments	16.9	—		16.9
Corporate	1.0	—		1.0
Total net revenue	1,308.6	(486.2)		822.4
Operating expense:
Racing	187.7	—		187.7
Casinos	241.3	—		241.3
TwinSpires	146.7	—		146.7
Big Fish Games	398.9	(398.9)	(b)	—
Other Investments	16.5	—		16.5
Corporate	1.9	(0.3)	(b)	1.6
Selling, general and administrative expense	100.2	(20.8)	(b)	79.4
Research and development	39.0	(39.0)	(b)	—
Gain on Calder land sale	(23.7)	—		(23.7)
Calder exit costs	2.5	—		2.5
Acquisition expense, net	3.4	(5.8)	(b)	(2.4)
Total operating expense	1,114.4	(464.8)		649.6
Operating income	194.2	(21.4)		172.8
Other income (expense):
Interest expense	(43.7)	—		(43.7)
Equity in income of unconsolidated investments	17.4	—		17.4
Miscellaneous, net	0.2	0.9	(b)	1.1
Total other income (expense)	(26.1)	0.9		(25.2)
Income from operations before provision for income taxes	168.1	(20.5)		147.6
Income tax provision	(60.0)	7.5	(c)	(52.5)
Net income	$108.1	$(13.0)		$95.1

Net income per common share data:
Basic net income	$6.52			$5.73
Diluted net income	$6.42			$5.66

Weighted average shares outstanding:
Basic	16.4			16.4
Diluted	16.8			16.8

See accompanying notes to unaudited pro forma condensed consolidated financial information.

CHURCHILL DOWNS INCORPORATED
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2015
(Unaudited)

(in millions, except per common share data)	As Reported (a)	Pro Forma Adjustments		Pro Forma
Net revenue:
Racing	$248.0	$—		$248.0
Casinos	332.9	—		332.9
TwinSpires	200.2	—		200.2
Big Fish Games	413.7	(413.7)	(b)	—
Other Investments	16.6	—		16.6
Corporate	0.9	—		0.9
Total net revenue	1,212.3	(413.7)		798.6
Operating expense:
Racing	189.9	—		189.9
Casinos	241.1	—		241.1
TwinSpires	135.4	—		135.4
Big Fish Games	340.1	(340.1)	(b)	—
Other Investments	16.3	—		16.3
Corporate	0.1	—		0.1
Selling, general and administrative expense	90.8	(15.2)	(b)	75.6
Research and development	39.4	(39.4)	(b)	—
Calder exit costs	13.9	—		13.9
Acquisition expense, net	21.7	(21.7)	(b)	—
Total operating expense	1,088.7	(416.4)		672.3
Operating income	123.6	2.7		126.3
Other income (expense):
Interest expense	(28.6)	—		(28.6)
Equity in income of unconsolidated investments	11.2	—		11.2
Miscellaneous, net	5.9	0.6	(b)	6.5
Total other income (expense)	(11.5)	0.6		(10.9)
Income from operations before provision for income taxes	112.1	3.3		115.4
Income tax provision	(46.9)	(1.2)	(c)	(48.1)
Net income	$65.2	$2.1		$67.3

Net income per common share data:
Basic net income	$3.75			$3.87
Diluted net income	$3.71			$3.83

Weighted average shares outstanding:
Basic	17.2			17.2
Diluted	17.6			17.6

See accompanying notes to unaudited pro forma condensed consolidated financial information.

CHURCHILL DOWNS INCORPORATED
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2014
(Unaudited)

(in millions, except per common share data)	As Reported (a)	Pro Forma Adjustments		Pro Forma
Net revenue:
Racing	$261.4	$—		$261.4
Casinos	328.3	—		328.3
TwinSpires	191.0	—		191.0
Big Fish Games	13.9	(13.9)	(b)	—
Other Investments	16.5	—		16.5
Corporate	1.1	—		1.1
Total net revenue	812.2	(13.9)		798.3
Operating expense:
Racing	216.3	—		216.3
Casinos	243.3	—		243.3
TwinSpires	138.2	—		138.2
Big Fish Games	16.0	(16.0)	(b)	—
Other Investments	17.6	—		17.6
Corporate	1.9	—		1.9
Selling, general and administrative expense	76.0	(0.7)	(b)	75.3
Research and development	—	—		—
Calder exit costs	2.3	—		2.3
Acquisition expense, net	10.2	(10.2)	(b)	—
Total operating expense	721.8	(26.9)		694.9
Operating income	90.4	13.0		103.4
Other income (expense):
Interest expense	(20.8)	—		(20.8)
Equity in income of unconsolidated investments	6.3	—		6.3
Miscellaneous, net	0.6	—		0.6
Total other income (expense)	(13.9)	—		(13.9)
Income from operations before provision for income taxes	76.5	13.0		89.5
Income tax provision	(30.1)	(4.8)	(c)	(34.9)
Net income	$46.4	$8.2		$54.6

Net income per common share data:
Basic net income	$2.67			$3.14
Diluted net income	$2.64			$3.10

Weighted average shares outstanding:
Basic	17.3			17.3
Diluted	17.6			17.6

See accompanying notes to unaudited pro forma condensed consolidated financial information.

CHURCHILL DOWNS INCORPORATED
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2017
(Unaudited)

(in millions)	As Reported (a)	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$57.8	$974.3	(d) (e)	$1,032.1
Restricted cash	37.3	—		37.3
Accounts receivable, net	74.0	(39.6)	(e)	34.4
Game software development, net	6.4	(6.4)	(e)	—
Other current assets	59.3	(39.6)	(e)	19.7
Total current assets	234.8	888.7		1,123.5
Property and equipment, net	619.4	(13.6)	(e)	605.8
Game software development, net	13.3	(13.3)	(e)	—
Investment in and advances to unconsolidated affiliates	173.9	—		173.9
Goodwill	848.3	(530.7)	(e)	317.6
Other intangible assets, net	425.4	(246.4)	(e)	179.0
Other Assets	12.3	(0.5)	(e)	11.8
Total assets	$2,327.4	$84.2		$2,411.6

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$61.6	$(5.6)	(e)	$56.0
Purses payable	19.2	—		19.2
Account wagering deposit liabilities	25.9	—		25.9
Accrued expense	111.2	(28.7)	(e)	82.5
Income taxes payable	16.9	96.0	(f)	112.9
Deferred revenue - Big Fish Games	85.6	(85.6)	(e)	—
Deferred revenue - all other	12.0	—		12.0
Big Fish Games deferred payment, current	28.3	(28.3)	(e)	—
Big Fish Games earnout liability, current	33.9	(33.9)	(e)	—
Current maturities of long-term debt	17.7	—		17.7
Total current liabilities	412.3	(86.1)		326.2
Long-term debt	510.8	—		510.8
Notes payable	595.5	—		595.5
Deferred revenue - all other	23.1	—		23.1
Deferred income taxes	140.2	(83.6)	(e)	56.6
Other liabilities	19.2	(3.3)	(e)	15.9
Total liabilities	1,701.1	(173.0)		1,528.1
Commitments and contingencies
Shareholders' equity	626.3	257.2	(f)	883.5
Total liabilities and shareholders' equity	$2,327.4	$84.2		$2,411.6

See accompanying notes to unaudited pro forma condensed consolidated financial information.

CHURCHILL DOWNS INCORPORATED
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following is a summary of the pro forma adjustments reflected in the unaudited pro forma condensed consolidated financial information:

(a)	As reported financial information for the Company has been derived from historical financial statements previously filed with the Securities and Exchange Commission.

(b)	Represents the elimination of the revenue, operating expenses, other income (expenses) and foreign currency translation, net of tax, of the Big Fish business.

(c)	The income tax impact has been calculated using a federal and state statutory tax rate of 37%.

(d)	Cash and cash equivalents are adjusted to give effect to the Transaction as follows:

Gross Proceeds	$990.0
Estimated closing costs	15.5
Net proceeds	974.5
Less:
Big Fish cash and cash equivalents	(0.2)
$974.3

(e)	Represents the elimination of the assets and liabilities related to the Big Fish business.

(f)
Represents the estimated pro forma gain on the sale of the Big Fish business assuming net proceeds of $974.5 million, net of estimated taxes payable of $96.0 million assuming a federal and state statutory tax rate of 37%. Note that this estimate may not be indicative of the actual gain on the Transaction upon closing as there could be material changes to the financial position of Big Fish, related working capital upon closing, and applicable statutory tax rates.